Exhibit 99(b)

CERTIFICATION PURSUANT TO U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report of InterTAN, Inc. (the “Company”) on Form 10QA for the three-month period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I James P. Maddox, Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

/s/ JAMES P. MADDOX
James P. Maddox
Vice President and Chief Financial Officer

September 18, 2002